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Financial statements 25

26

27

KEY PERFORMANCE INDICATORS Supplemental financial information 28

WRITTEN AND EARNED PREMIUM 29

ADJUSTED GROSS PROFIT/(LOSS) for three and nine months ended September 30, 2020 and 2019. 30

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